STATEMENT OF INVESTMENTS
BNY Mellon Global Equity Income Fund

July 31, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.1%
Brazil - 1.7%
B3 SA - Brasil Bolsa Balcao	2,009,156		3,843,439
Canada - 1.4%
Restaurant Brands International, Inc.	46,062	[a]	3,223,879
France - 8.2%
Compagnie de Saint-Gobain SA	44,107		3,780,434
Publicis Groupe SA	29,573		3,086,571
Sanofi SA	69,980		7,196,824
Veolia Environnement SA	141,816		4,447,371
			18,511,200
Germany - 6.0%
DHL Group	102,929		4,594,875
Mercedes-Benz Group AG	37,320		2,468,949
Muenchener Rueckversicherungs-Gesellschaft AG	6,638		3,270,371
Siemens AG	17,735		3,250,932
			13,585,127
Hong Kong - 1.9%
AIA Group Ltd.	632,000		4,212,174
India - 2.0%
Infosys Ltd., ADR	202,877	[a]	4,489,668
Indonesia - 1.5%
Bank Mandiri Persero TBK PT	3,872,500		1,532,628
Bank Rakyat Indonesia Persero TBK PT	6,339,500		1,828,605
			3,361,233
Ireland - 2.7%
Medtronic PLC	74,270		5,965,366
Italy - 1.4%
Enel SpA	438,570		3,127,657
Mexico - 1.4%
Wal-Mart de Mexico SAB de CV	969,340		3,225,757
Netherlands - 1.1%
ING Groep NV	136,948		2,482,985
Peru - 1.4%
Credicorp Ltd.	18,915		3,227,656
Spain - 1.9%
Industria de Diseno Textil SA	88,223		4,274,958
Switzerland - 4.6%
Nestle SA	35,394		3,592,871
Novartis AG	32,952		3,694,063
Zurich Insurance Group AG	5,656		3,110,256
			10,397,190
United Kingdom - 11.6%
AstraZeneca PLC	28,892		4,580,699
BAE Systems PLC	191,477		3,196,404

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 96.1% (continued)
United Kingdom - 11.6% (continued)
British American Tobacco PLC		102,159		3,623,779
Diageo PLC		116,915		3,641,343
DS Smith PLC		243,657		1,422,934
GSK PLC		228,860		4,432,095
Shell PLC		112,723		4,111,350
Smiths Group PLC		50,356		1,154,916
				26,163,520
United States - 47.3%
Carter's, Inc.		21,289		1,289,049
Chesapeake Energy Corp.		35,553	[a]	2,713,761
Cisco Systems, Inc.		129,675		6,282,754
CME Group, Inc.		33,132		6,418,000
Dominion Energy, Inc.		122,315		6,538,960
Exelon Corp.		122,121		4,542,902
First Horizon Corp.		185,377		3,101,357
Gilead Sciences, Inc.		62,201		4,731,008
International Game Technology PLC		69,680		1,635,390
International Paper Co.		67,638		3,143,814
Johnson Controls International PLC		63,826		4,566,112
JPMorgan Chase & Co.		15,671		3,334,789
Kenvue, Inc.		201,218		3,720,521
Molson Coors Beverage Co., Cl. B		74,372		3,930,560
Newmont Corp.		73,463		3,604,829
Omnicom Group, Inc.		48,061		4,711,901
Paychex, Inc.		38,326		4,906,495
PepsiCo, Inc.		32,628		5,633,877
Phillips 66		29,394		4,276,239
Sysco Corp.		59,587		4,567,344
Texas Instruments, Inc.		14,407		2,936,291
The Allstate Corp.		25,039		4,284,674
The Goldman Sachs Group, Inc.		8,294		4,221,895
The Kraft Heinz Company		111,387		3,921,936
The Procter & Gamble Company		27,658		4,446,300
Tyson Foods, Inc., Cl. A		47,278		2,879,230
				106,339,988
Total Common Stocks (cost $184,259,527)				216,431,797
	Preferred Dividend Yield (%)
Preferred Stocks - 2.5%
South Korea - 2.5%
Samsung Electronics Co. Ltd. (cost $4,010,005)	2.23	120,295		5,623,804

	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $906,336)	5.44	906,336	[b]	906,336

Investment of Cash Collateral for Securities Loaned - 3.2%
Registered Investment Companies - 3.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $7,112,294)	5.44	7,112,294	[b]	7,112,294
Total Investments (cost $196,288,162)		102.2%		230,074,231
Liabilities, Less Cash and Receivables		(2.2%)		(4,948,420)
Net Assets		100.0%		225,125,811

ADR—American Depositary Receipt

a Security, or portion thereof, on loan. At July 31, 2024, the value of the fund’s securities on loan was $9,150,691 and the value of the collateral was $9,421,471, consisting of cash collateral of $7,112,294 and U.S. Government & Agency securities valued at $2,309,177. In addition, the value of collateral may include pending sales that are also on loan.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Global Equity Income Fund

July 31, 2024 (Unaudited)

The following is a summary of the inputs used as of July 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	130,315,753	86,116,044	††	-	216,431,797
Equity Securities - Preferred Stocks	-	5,623,804	††	-	5,623,804
Investment Companies	8,018,630	-		-	8,018,630

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At July 31, 2024, accumulated net unrealized appreciation on investments was $33,786,069, consisting of $40,003,421 gross unrealized appreciation and $6,217,352 gross unrealized depreciation.

At July 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.